SUPPLEMENT Dated June 23, 2009 To The Current Prospectuses ING Simplicity Variable Annuity - NY

Issued By ReliaStar Life Insurance Company of New York Through Its Separate Account NY-B

This supplement updates the current prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

Under the section of the prospectus that is titled “ReliaStar Life Insurance Company of New York” please replace the paragraph that begins with “ING also owns Directed Services, Inc.,” with the following paragraph:

Directed Services LLC, the distributor of the Contracts and the investment manager of the ING Investors Trust, is also a wholly owned indirect subsidiary of ING. ING also indirectly owns ING Investments, LLC and ING Investment Management Co., portfolio managers of the ING Investors Trust and the investment managers of the ING Variable Insurance Trust, ING Variable Products Trust and ING Variable Product Portfolios, respectively.

ReliaStar DSL Change Simplicity – 154010

06/09